UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report - June 4, 2007 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)
(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of

Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

At the Annual General Meeting of Ingersoll-Rand Company Limited (the “Company”) on June 6, 2007, shareholders approved the Ingersoll-Rand Company Limited Incentive Stock Plan of 2007 (the “Plan”). The Plan provides for various types of equity awards that may be made to employees and non-employee directors. A total of 14,000,000 of the Company’s Class A common shares are reserved for issuance under the Plan. The principal provisions of the Plan are described in the Company’s Definitive Proxy Statement for the 2007 Annual General Meeting of Shareholders (the “Proxy Statement”).

A copy of the Plan is attached hereto as Exhibit 10.1. The description of the Plan contained herein is qualified in its entirety by reference to the full text of the Plan. In addition, a fuller description of the Plan is contained in the Proxy Statement and is incorporated herein by reference.

On June 4, 2007, Christopher Vasiloff informed the Company of his intention to retire from the Company as Senior Vice President and President, Construction Technologies, effective June 30, 2007. Mr. Vasiloff will receive benefits consistent with the Company’s disclosure in the Proxy Statement. In addition to those benefits, the Compensation Committee of the Board of Directors of the Company approved certain additional benefits consisting of the following: (1) an award of $250,000 for the successful sale of the Road Development business, payable on or before June 30, 2007, (2) a severance payment equal to one year’s salary of $460,000, due to the elimination of the Construction Technologies Sector after the sale of the Road Development business, payable within 30 days after his retirement, (3) a pro-rata portion of the Annual Incentive Matrix (“AIM”) program award, not to exceed 50% of his target AIM award of $414,000, which is $207,000, for performance year 2007, payable in February 2008, and (4) a pro-rata portion of the Performance Share Program (“PSP”) award in the form of Class A common shares of the Company, not to exceed 50% of his target PSP award of 12,000 shares, which is 6,000 shares, for performance year 2007, to be awarded in February 2008.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	Ingersoll-Rand Company Limited Incentive Stock Plan of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)
Date: June 7, 2007	By:	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel